Exhibit 10.1

September 18, 2008

Barbara R. Mittman

Grushko & Mittman, P.C.

Attorneys at Law

551 Fifth Avenue, Suite 1601

New York, NY 10176

Dear Ms. Mittman:

Reference is made to the Amended and Restated Collateral Agent Agreement dated December 5, 2006, by and among Barbara R. Mittman as Collateral Agent, Ceragenix Pharmaceuticals, Inc. (the “Company”), and the Lenders listed therein (the “Collateral Agent Agreement”).  All terms used in this letter and not otherwise defined shall have the meanings given them in the Collateral Agent Agreement.

The Company and a Majority in Interest of the Lenders have agreed to amend the terms of the Notes and the Borrower Documents on the terms agreed to in the amendment agreements attached hereto as Attachment A and Attachment B (the “Amendments”).  The terms of the Amendments are substantially similar and are made with respect to all of the Notes and with the same force and effect with respect to each of the Lenders.

The Lenders listed on the signature page hereto constitute a Majority in Interest under the Collateral Agent Agreement and represent all of the Lenders that are signatories to the Amendments.  The Company hereby certifies the principal amount held by each Lender and the accompanying percentages shown on Attachment C as being accurate and correct as of the date hereof.

Accordingly, you are hereby instructed to amend the terms of the Notes and the Borrower Documents as provided for in the Amendments by affixing your signature thereto.

Thank you for your assistance.

Sincerely,

[Signature Page Follows]

LENDERS CONSTITUTING A MAJORITY IN INTEREST:

MIDSUMMER INVESTMENTS, LTD	PIERCE DIVERSIFIED STRATEGIES
MASTER FUND LLC SERIES BUS

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

BUSHIDO CAPITAL MASTER FUND LP	BCMF TRUSTEES LLC

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

LONGVIEW FUND	LONGVIEW EQUITY FUND

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

COMPANY:

CERAGENIX PHARMACEUTICALS, INC.

By:
Name:
Title:
Date:

Signature Page to Letter of Instruction

Dated September 18, 2008

ATTACHMENT A

FOURTH AMENDMENT AGREEMENT

See attached.

ATTACHMENT B

AUGUST 2008 AMENDMENT AGREEMENT

See attached.

ATTACHMENT C

PRINCIPAL AMOUNTS

Ceragenix Pharmaceuticals, Inc.

August 2008 Debt Amendments

	Outstanding	% of Total
	Balance	Debt
Holders Approving Amendment

Longview Fund	2,057,189	23.91%

Longview Equity Fund	550,000	6.39%

Midsummer	3,300,000	38.36%

Bushido Capital Master Fund	550,916	6.40%

Pierce Diversified Fund	550,000	6.39%

BCFM Trustees	895,656	10.41%

	7,903,761	91.88%

Holders Not Approving Amendment

Alpha Capital	495,000	5.75%

ACM SPV	179,865	2.09%

Ralph Rabman	9,923	0.12%

CFRR Holdings	13,640	0.16%

	698,428	8.12%

Totals	8,602,189	100.00%